1
Exhibit 10.2
SPACE EXPLORATION TECHNOLOGIES CORP.
SECOND AMENDED AND RESTATED 2017 EMPLOYEE STOCK PURCHASE PLAN
ORIGINALLY ADOPTED BY THE BOARD OF DIRECTORS:  JULY 3, 2017
ORIGINALLY APPROVED BY THE STOCKHOLDERS: JULY 25, 2017
AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: DECEMBER 11, 2024
APPROVED BY THE STOCKHOLDERS: DECEMBER 21, 2024
FURTHER AMENDED AND RESTATED BY THE BOARD OF DIRECTORS:
1.GENERAL; PURPOSE.
(a)The Space Exploration Technologies Corp. 2017 Employee Stock Purchase Plan
was originally adopted by the Board on July 3, 2017 and subsequently approved by the
Company’s shareholders on July 25, 2017. The Plan was amended and restated by the Board on
December 11, 2024 (the “Amendment Date”) and subsequently approved by the Company’s shareholders on December 21, 2024.  The Plan was further amended and restated by the Board
on                    (the “Second Amendment Date”) to reflect the reclassification of the Class C
common stock of the Company into Common Stock on                  (the “Reclassification”) and
the Company’s 1-to-5 stock split on May 4, 2026 (the “Split”). For the avoidance of doubt, any
Offering in effect as of the Second Amendment Date shall continue, after giving effect to the
Reclassification and the Split, under the terms of the Plan as set forth herein.
(b)The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of
Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible
Employees under an Employee Stock Purchase Plan.
(c)The Company, by means of the Plan, seeks to retain the services of such
Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related
Corporations.
2.ADMINISTRATION.
(a)The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)To designate from time to time which Related Corporations of the
Company will be eligible to participate in the Plan.

(iii)To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)To suspend or terminate the Plan at any time as provided in Section 12.
(vi)To amend the Plan at any time as provided in Section 12.
(vii)Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(viii)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the
United States, which sub-plans need not meet the requirements of an Employee Stock Purchase
Plan.
(c)The Board may delegate some or all of the administration of the Plan to a
Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the
Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the
Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. As of the Second Amendment Date, the Board has delegated all of its authority to administer the Plan to the Compensation and
Nominating Committee of the Board as the Committee hereunder but has retained the authority to concurrently administer the Plan with the Committee.
(d)All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
1 The maximum number of shares of Common Stock that may be issued under the Plan has been adjusted to reflect the Reclassification and the Split. As of the Amendment Date, the aggregate number of shares of
Common Stock that are available to be issued under the Plan from and after the Amendment Date is shares of Common Stock.

3.SHARES OF COMMON STOCK SUBJECT TO THE PLAN.
(a)Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, effective as of the Amendment Date, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 75,000,000 shares of Common Stock.1
(b)If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares purchased by the Company on the open market.
4.GRANT OF PURCHASE RIGHTS; OFFERING.
(a)The Board may from time to time grant or provide for the grant of Purchase
Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code such that all Employees granted Purchase
Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate
Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference into the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive. If a Participant has more than one Purchase Right outstanding under the
Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(b)The Board will have the discretion to structure an Offering so that if the Fair
Market Value of a share of Common Stock on the first day of a new Purchase Period within that
Offering is less than or equal to the Fair Market Value of a share of Common Stock on the
Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new
Offering beginning on the first day of such new Purchase Period.

5.ELIGIBILITY.
(a)Purchase Rights may be granted only to Employees of the Company or, as the
Board may designate in accordance with Section 2(b), to Employees of a Related Corporation.
Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase
Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the
Related Corporation, as the case may be, for such continuous period preceding such Offering
Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no
Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering
Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.
(b)The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)the date on which such Purchase Right is granted will be the “Offering
Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)the Board may provide that if such person first becomes an Eligible
Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.
(c)No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(b)(iii), the rules of Section 424(d) of the
Code will apply in determining the stock ownership of any Employee, and stock which such
Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d)As specified by Section 423(b)(8) of the Code, an Eligible Employee may be
granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not
permit such Eligible Employee’s rights to purchase stock of the Company or any Related
Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock
(determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan.
Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
6.PURCHASE RIGHTS; PURCHASE PRICE.
(a)On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of
Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 100% of such Employee’s earnings, as defined by the Board in each Offering (minus compulsory and voluntary deductions), during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)The Board will establish one or more Purchase Dates during an Offering on which
Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c)In connection with each Offering made under the Plan, the Board may specify (i)
a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of
Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all
Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of
Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)The purchase price of shares of Common Stock acquired pursuant to Purchase
Rights will be not less than the lesser of:
(i)an amount equal to 85% of the Fair Market Value of the shares of
Common Stock on the Offering Date; or
(ii)an amount equal to 85% of the Fair Market Value of the shares of
Common Stock on the applicable Purchase Date.

7.PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each
Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a
Participant may begin such Contributions with the first payroll occurring on or after the Offering
Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the
Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.
(b)During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company.
The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused
Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A
Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c)Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason
(subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.
(d)During a Participant’s lifetime, Purchase Rights will be exercisable only by such
Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, following a Participant’s death by a beneficiary designation as described in Section 10.
(e)Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.
8.EXERCISE OF PURCHASE RIGHTS.
(a)On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of
Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the
Offering.
(b)If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an
Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest. If the amount of
Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next
Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.
(c)A Participant will not be eligible for the grant of a Purchase Right or the subsequent issuance of Common Stock pursuant to the Purchase Right if such grant or issuance would be in violation of any applicable securities law. No Purchase Rights may be exercised to any extent unless either the shares of Common Stock to be issued upon such exercise under the
Plan are covered by an effective registration statement pursuant to the Securities Act or, if not registered, the Company has determined that the exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered and the Company has determined that the exercise and the issuance of the shares would not be exempt from the registration requirements of the Securities Act, or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until either the shares of Common Stock are subject to such an effective registration statement or the Company has determined that the exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act, and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Company has determined that the exercise and the issuance of the shares would not be exempt from the registration requirements of the Securities Act, or the Plan is not in material compliance with all applicable laws, no
Purchase Rights will be exercised and all accumulated but unused Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock) will be distributed to the Participants without interest.
9.COVENANTS OF THE COMPANY.
The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder; provided,

however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Purchase Right or any Common Stock issued or issuable pursuant to any such
Purchase Right. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
10.RESTRICTIONS ON TRANSFER; DESIGNATION OF BENEFICIARY.
(a)The Board may, in its sole discretion, impose limitations on the transferability of the shares of Common Stock issuable pursuant to any Purchase Right.
(b)Notwithstanding the foregoing, the Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common
Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant (and thereafter any such shares may be repurchased or reacquired by the Company from the beneficiary or recipient of the shares in accordance with the terms of any written agreement between the Company and the
Participant, the terms of the Offering Document or under the terms of the Company’s corporate governance documents). The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(c)If a Participant dies, and in the absence of a valid beneficiary designation, the
Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed
(to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the
Company may designate; provided, however, that to the maximum extent permitted by applicable law, the Company shall have no liability with respect to any acts or omissions of such designee.
11.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE
TRANSACTIONS.
(a)In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to, outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
(a)The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization
Adjustments, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by applicable law or listing requirements.
(b)The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)Any benefits, privileges, entitlements and obligations under any outstanding
Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a
Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the
Plan complies with the requirements of Section 423 of the Code.
13.MISCELLANEOUS PROVISIONS.
(a)Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b)A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)The Plan and Offering do not constitute an employment contract. Nothing in the
Plan or in the Offering will in any way alter the at-will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
(d)The provisions of the Plan will be governed by the laws of the State of Texas without resort to that state’s conflicts of laws rules.
14.DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated
below:
(a)“Board” means the Board of Directors of the Company.
(b)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase
Right after the Second Amendment Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards
Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(c)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(d)“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(e)“Common Stock” means the Class A common stock of the Company, $0.001 par value per share, or such other class or kind of shares or other securities as may be applicable under Section 11.
(f)“Company” means Space Exploration Technologies Corp., a Texas corporation.
(g)“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a
Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(h)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the
Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii)a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the
Company is not the surviving corporation; or
(iv)a merger, consolidation or similar transaction following which the
Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(i)“Director” means a member of the Board.
(j)“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(k)“Employee” means any person, including an Officer or Director, who is
“employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related
Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(l)“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in
Section 423(b) of the Code.
(m)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the
Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the
Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)In the absence of such markets for the Common Stock, the Fair Market
Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code. For the purpose of determining Fair
Market Value, and therefore the purchase price of shares purchased pursuant to any Purchase
Right on any Purchase Date, the Board shall consider the most recent third-party valuation of
Common Stock obtained by the Company, provided, however, the Board shall take into account any unusual, nonrecurring or extraordinary events or any other information that the Board considers material to the value of Common Stock when determining Fair Market Value and in no event is the Board required to rely on such valuation report alone or any other information when determining Fair Market Value as of a Purchase Date.
(n)“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase
Periods. The terms and conditions of an Offering will generally be set forth in the “Offering
Document” approved by the Board for that Offering.
(o)“Offering Date” means a date selected by the Board for an Offering to commence.
(p)“Officer” means any person designated by the Company as an officer.
(q)“Participant” means an Eligible Employee who holds an outstanding Purchase
Right.
(r)“Plan” means this Space Exploration Technologies Corp. Second Amended and
Restated 2017 Employee Stock Purchase Plan.
(s)“Purchase Date” means one or more dates during an Offering selected by the
Board on which Purchase Rights will be exercised and on which purchases of shares of Common
Stock will be carried out in accordance with such Offering.
(t)“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(u)“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(v)“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company, whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(w)“Securities Act” means the Securities Act of 1933, as amended.